EXHIBIT 10.28.5
                                                       ---------------



               SUBSIDIARY GUARANTY AND COLLATERAL AGREEMENT




          SUBSIDIARY GUARANTY AND COLLATERAL AGREEMENT (as such

agreement may be amended, supplemented or otherwise modified from time to time, this "Agreement"), dated as of June 30, 1998, is
                    ---------
made by each of the signatories hereto (together with any other entity that may become a party hereto as provided herein, the

"Grantors"), in favor of BANK OF AMERICA NATIONAL TRUST AND
 --------
SAVINGS ASSOCIATION, with an office at 1455 Market Street, San

Francisco, California 94103, in its capacity as administrative agent under the Credit Agreement (as defined below) (the

"Administrative Agent").
 --------------------


                        R E C I T A L S:


          ANNTAYLOR, INC., (the "Borrower"), certain financial
                                 --------
institutions currently and in the future to be parties to the

Credit Agreement (such financial institutions being collectively referred to as the "Lenders"), the Administrative Agent,
                    -------
BancAmerica Robertson Stephens, as Arranger (in such capacity,

the "Arranger"), Citicorp USA, First Union Capital Markets, in
     --------
their respective capacities as Syndication Agents (in such

capacities, the "Syndication Agents"), and Bank of America
                 ------------------
National Trust and Savings Association, Citibank, N.A. and First

Union National Bank in their respective capacities as Issuing

Banks (in such capacities, the "Issuing Banks"), have entered
                                -------------
into a Credit Agreement dated as of June 30, 1998, (as such

agreement may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), which provides for the
                   ----------------
Lenders to make Loans and the Issuing Banks to issue Letters of

Credit.  Pursuant to the Credit Agreement, the Grantors are

required to execute and deliver this Agreement.



          NOW, THEREFORE, in consideration of the above premises

and in order to induce the Lenders to make Loans and each Issuing

Bank to issue Letters of Credit under the Credit Agreement, each

Grantor hereby agrees with the Administrative Agent for its

benefit, and for the benefit of the Lenders, the Issuing Banks,

the Arranger, the Syndication Agents and the Administrative

Agent, by acceptance hereof, hereby agrees as follows:



          Section 1.  Defined Terms and Other Definitional
                      ------------------------------------
Provisions.
----------


          (a)  Unless otherwise defined herein, terms defined in

the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.



          (b)  The following terms shall have the following

meanings:



          "Accounts":  all accounts receivable and other rights
           --------
     to payment arising out of the sale or lease of goods and

     services, whether or not earned by performance, and all

     Credit Card Accounts, including, without limitation, all

     "accounts" as such term is defined in the Uniform Commercial

     Code in the State of New York in effect on the date hereof

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                          -2-

     (the "UCC") (in each instance, however, and wherever
           ---
     arising, collectively, "Accounts").
                             --------



          "Bankruptcy Code":  as defined in Section 2(d)(iv).
           ---------------                  ----------------


          "Chattel Paper, Instruments, Investment Property and
           ---------------------------------------------------
     Documents":  All chattel paper, all instruments, all
     ---------
     investment property and all documents (including, without

     limitation, (a) the shares of stock described in Annex I-A
                                                      ---------
     hereto (the "Pledged Shares") and all dividends, instruments
                  --------------
     and other property from time to time distributed in respect thereof or in exchange therefor, and (b) the notes and debt instruments described in Annex I-B hereto (the "Pledged
                              ---------              -------
     Debt") and all payments thereunder and instruments and other
     ----
     property from time to time delivered in respect thereof or in exchange therefor), and all bills of lading, warehouse

     receipts and other documents of title and documents,

     including, without limitation, all "chattel paper",

     "instruments", "investment property" and documents", as such terms are defined in the UCC, in each instance whether now owned or hereafter acquired by any Grantor, other than any promissory note with an original principal amount of less

     than $1,000,000 owing to any Grantor from a senior executive or key employee of such Grantor (an "Excluded Note")
                                          -------------
     (collectively, "Chattel Paper, Instruments, Investment
                     --------------------------------------
     Property and Documents")
     ----------------------



          "Collateral":  as defined in Section 3.
           ----------                  ---------



          "Equipment":  All machinery and equipment, all
           ---------
     manufacturing, distribution, selling, data processing and

     office equipment, all furniture, furnishings, appliances,

     tools, tooling, molds, dies, vehicles, vessels, aircraft and all other goods of every type and description, in each

     instance whether now owned or hereafter acquired by any

     Grantor and wherever located, including all "equipment", as such term is defined in the UCC; provided that equipment

     shall not include "fixtures" as defined in Section 9-313 of the UCC (collectively, "Equipment").
                             ---------



          "General Intangibles":  All rights, interests, choses
           -------------------
     in action, causes of action, claims and all other intangible property of any Grantor of every kind and nature, in each

     instance whether now owned or hereafter acquired by any

     Grantor, including, without limitation, all corporate and

     other business records; all loans, royalties, and other

     obligations receivable; all inventions, designs, patents,

     patent applications, service marks, trade names and

     trademarks (including any applications for the foregoing and whether or not registered) and the goodwill of any Grantor's business connected with and symbolized by such trademarks,

     trade secrets, computer programs, software, printouts and

     other computer materials, goodwill, registrations, U.S.

     registered copyrights, licenses relating to trademarks and

     U.S. registered copyrights, franchises, customer lists,

     credit files, correspondence and advertising materials; all customer and supplier contracts, firm sale orders, rights

     under license and franchise agreements, and other contracts and contract rights; all interests in partnerships, joint

     ventures and other entities; all tax refunds and tax refund claims; all right, title and interest under leases,

     subleases, licenses and concessions and other agreements

     relating to real or personal property; all payments due or made to any Grantor in connection with any requisition,

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                            -3-


     confiscation, condemnation, seizure or forfeiture of any

     property by any person or governmental authority; all

     deposit accounts (general or special) with any bank or other financial institution; all credits with and other claims

     against carriers and shippers; all rights to

     indemnification; all reversionary interests in pension and profit sharing plans and reversionary, beneficial and

     residual interest in trusts; all proceeds of insurance of

     which any Grantor is a beneficiary; and all letters of

     credit, guaranties, liens, security interests and other

     security held by or granted to any Grantor; and all other

     intangible property, whether or not similar to the

     foregoing, including, without limitation, all "general

     intangibles", as such term is defined in the UCC (in each

     instance, however, and wherever arising, collectively,

     "General Intangibles"); provided, that the foregoing
      -------------------    --------
     limitation shall not affect, limit, restrict or impair the grant by such Grantor of a security interest pursuant to

     this Agreement in any receivable or any money or other

     amounts due or to become due under any such contract,

     agreement, instrument or indenture.




          "Guaranteed Obligations":  as defined in Section 2(a).
           ----------------------                  ------------



          "Inventory":  all inventory, finished goods, raw
           ----------
     materials, work in process and other goods, including,

     without limitation, all "inventory" as such term is defined in the UCC (in each instance, however, and wherever arising,

     collectively, "Inventory").
                    ---------



          "Other Property":  All property or interests in
           --------------
     property now owned or hereafter acquired by any Grantor

     which now may be owned or hereafter may come into the

     possession, custody or control of the Administrative Agent,

     any of the Lenders, any Issuing Bank or any agent or

     Affiliate of any of them in any way or for any purpose

     (whether for safekeeping, deposit, custody, pledge,

     transmission, collection or otherwise); and all rights and interests of any Grantor, now existing or hereafter arising and however and wherever arising, in respect of any and all

     (i) notes, drafts, letters of credit, bank accounts, stocks,

     bonds, and debt and equity securities, whether or not

     certificated, and warrants, options, puts and calls and

     other rights to acquire or otherwise relating to the same;

     (ii) money; (iii) proceeds of loans; and (iv) insurance

     proceeds and books and records relating to any of the

     property covered by this Agreement (collectively, "Other
                                                        -----
     Property").
     --------



          "Personal Property Collateral":  as defined in Section
           ----------------------------                  -------
     4(d)(iv).
     --------



          "Pledged Collateral":  as defined in Section 5(a)(i).
           ------------------                  ---------------



          "Securities Act":  as defined in Section 6(c)(i).
           --------------                  ---------------



          "Subordinated Debt":  as defined in Section 2(c)(iv).
           -----------------                  ----------------


          (c)  The words "hereof," "herein", "hereto" and

"hereunder" and words of similar import when used in this

Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and Schedule references are to this Agreement unless otherwise specified.


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                                -4-





          (d)  The meanings given to the terms defined herein

shall be equally applicable to both the singular and plural forms of the such terms.



          (e)  Where the context requires, terms relating to the

Collateral or any part thereof, when used in relation to a

Grantor, shall refer to such Grantor's Collateral or the relevant part thereof.




          Section 2.  Guaranty.
                      --------


          (a)  Guaranty.  (i)  Each Grantor hereby
               --------
unconditionally and irrevocably guarantees to the Administrative

Agent, for its benefit and the benefit of the Lenders, the

Issuing Banks, the Arranger and the Syndication Agents, the full and prompt payment when due, whether at maturity or earlier, by reason of acceleration, mandatory prepayment or otherwise, and in accordance with the terms and conditions of the Credit Agreement,

of all of the Obligations, whether or not from time to time

reduced or extinguished or hereafter increased or incurred,

whether or not recovery may be or hereafter may become barred by any statute of limitations, and whether enforceable or

unenforceable as against the Borrower, now or hereafter existing,

or due or to become due (all such indebtedness, liabilities and obligations being hereinafter collectively referred to as the

"Guaranteed Obligations").
 ----------------------


          (b)  No Subrogation.  Notwithstanding anything to the
               --------------
contrary in this Agreement, each Grantor hereby irrevocably

waives all rights which may have arisen in connection with this

Agreement to be subrogated to any of the rights (whether

contractual, under the Bankruptcy Code, including Section 509
                                                  -----------
thereof, under common law or otherwise) of the Administrative

Agent, the Lenders, the Issuing Banks, the Arranger or the

Syndication Agents against the Borrower or against any collateral security or guarantee or right of offset held by such Person for the payment of the Obligations.  Each Grantor hereby further irrevocably waives all contractual, common law, statutory or other rights of reimbursement, contribution, exoneration or

indemnity (or any similar right) from or against the Borrower or any other Person which may have arisen in connection with this

Agreement.  So long as the Guaranteed Obligations remain

outstanding, if any amount shall be paid by or on behalf of the

Borrower to any Grantor on account of any of the rights waived in this paragraph, such amount shall be held by such Grantor in trust, segregated from other funds of such Grantor, and shall,

forthwith upon receipt by such Grantor, be turned over to the

Administrative Agent in the exact form received by such Grantor

(duly indorsed by such Grantor to the Administrative Agent, if required), to be applied against the Obligations as provided herein.  The provisions of this paragraph shall survive the term of this Agreement and the payment in full of the Obligations and the termination of the commitments of the Lenders to extend

credit under the Credit Agreement.



          (c)  Waivers; Other Agreements.
               -------------------------


               (i)  Subject to the terms hereof and of the Credit

     Agreement, the Administrative Agent is hereby authorized,

     without notice to or demand upon any Grantor, which notice or demand is expressly waived hereby, and without

     discharging or otherwise affecting the obligations of any

     Grantor hereunder (which shall remain absolute and

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                           -5-


     unconditional notwithstanding any such action or omission to act), from time to time, to:




                         (A)  supplement, renew, extend,

          accelerate or otherwise change the time for payment of,

          or other terms relating to, the Guaranteed Obligations,

          or otherwise modify, amend or change the terms of any

          promissory note or other agreement, document or

          instrument (including the Credit Agreement and the

          other Loan Documents) now or hereafter executed by the

          Borrower and delivered to the Administrative Agent,

          including, without limitation, any increase or decrease

          of the rate of interest thereon;



                         (B)  waive or otherwise consent to

          noncompliance with any provision of any instrument

          evidencing the Guaranteed Obligations, or any part

          thereof, or any other instrument or agreement in

          respect of the Guaranteed Obligations (including the

          Credit Agreement and the other Loan Documents) now or

          hereafter executed by the Borrower and delivered to the

          Administrative Agent;


                         (C)  accept partial payments on the

          Guaranteed Obligations;



                         (D)  receive, take and hold additional

          security or collateral for the payment of the

          Guaranteed Obligations, or for the payment of any other

          guaranties of the Guaranteed Obligations or other

          liabilities of the Borrower, and exchange, enforce,

          waive, substitute, liquidate, terminate, abandon, fail

          to perfect, subordinate, transfer, otherwise alter and

          release any such additional security or collateral;



                         (E)  apply any and all such security or

          collateral and direct the order or manner of sale

          thereof as the Administrative Agent may determine in

          its sole discretion;



                         (F)  settle, release, compromise,

          collect or otherwise liquidate the Guaranteed

          Obligations or accept, substitute, release, exchange or

          otherwise alter, affect or impair any security or

          collateral for the Guaranteed Obligations or any other

          guaranty therefor, in any manner;



                         (G)  add, release or substitute any one

          or more other guarantors, makers or endorsers of the

          Guaranteed Obligations and otherwise deal with the

          Borrower or any other guarantor, maker or endorser as

          the Administrative Agent may elect in its sole

          discretion;



                         (H)  apply any and all payments or

          recoveries from the Borrower, from any other guarantor,

          maker or endorser of the Guaranteed Obligations or from

          any Grantor to the Guaranteed Obligations to the

          Obligations in such order as provided in Section
                                                   -------
          2.05(b) of the Credit Agreement, whether such
          -------
          Guaranteed Obligations are secured or unsecured or

          guaranteed or not guaranteed by others;


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                                -6-


                         (I)  apply any and all payments or

          recoveries from any Grantor or any other guarantor,

          maker or endorser of the Guaranteed Obligations or sums

          realized from security furnished by any of them upon

          any of their indebtedness or obligations to the

          Administrative Agent as the Administrative Agent in its

          sole discretion, may determine, whether or not such

          indebtedness or obligations relate to the Guaranteed

          Obligations; and



                         (J)  refund at any time, at the

          Administrative Agent's sole discretion, any payment

          received by the Administrative Agent in respect of any

          Guaranteed Obligations, and payment to the

          Administrative Agent of the amount so refunded shall be

          fully guaranteed hereby even though prior thereto this

          Agreement shall have been cancelled or surrendered (or

          any release or termination of any collateral by virtue

          thereof) by the Administrative Agent, and such prior

          cancellation or surrender shall not diminish, release,

          discharge, impair or otherwise affect the obligations

          of any Grantor hereunder in respect of the amount so

          refunded (and any collateral so released or terminated

          shall be reinstated with respect to such obligations);



     even if any right of reimbursement or subrogation or other right or remedy of any Grantor is extinguished, affected or impaired by any of the foregoing (including, without

     limitation, any election of remedies by reason of any

     judicial, non-judicial or other proceeding in respect of the

     Guaranteed Obligations which impairs any subrogation,

     reimbursement or other right of such Grantor).




               (ii)  Each Grantor hereby waives:



                    (A)  any requirements of diligence or

          promptness on the part of the Administrative Agent;




                    (B)  presentment, demand for payment or

          performance and protest and notice of protest with

          respect to the Guaranteed Obligations;



                    (C)  notices (I) of nonperformance, (II) of

          acceptance of this Agreement, (III) of default in

          respect of the Guaranteed Obligations, (IV) of the

          existence, creation or incurrence of new or additional

          indebtedness, arising either from additional loans

          extended to the Borrower or otherwise, (V) that the

          principal amount, or any portion thereof, and/or any

          interest on any instrument or document evidencing all

          or any part of the Guaranteed Obligations is due, (VI)

          of any and all proceedings to collect from the

          Borrower, any endorser or any other guarantor of all or

          any part of the Guaranteed Obligations, or from anyone

          else, and (VII) of exchange, sale, surrender or other

          handling of any security or collateral given to the

          Administrative Agent to secure payment of the

          Guaranteed Obligations or any guaranty therefor;




                    (D)  any right to require the Administrative

          Agent to (I) proceed first against the Borrower, or any

          other person whatsoever, (II) proceed against or

          exhaust any security given to or held by the

          Administrative Agent in connection with the Guaranteed

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                             -7-


          Obligations, or (III) pursue any other remedy in the

          Administrative Agent's power whatsoever;




                    (E)  any defense arising by reason of (I) any

          disability or other defense of the Borrower, (II) the

          cessation from any cause whatsoever of the liability of

          the Borrower, (III) any act or omission of the

          Administrative Agent or others which directly or

          indirectly, by operation of law or otherwise, results

          in or aids the discharge or release of the Borrower or

          any security given to or held by the Administrative

          Agent in connection with the Guaranteed Obligations;




                    (F)  any and all other suretyship defenses

          under applicable law; and




                    (G)  the benefit of any statute of

          limitations affecting the Guaranteed Obligations or

          such Grantor's liability hereunder or the enforcement

          hereof.



     In connection with the foregoing, each Grantor covenants

     that this Agreement shall not be discharged, except by

     complete performance of the obligations contained herein.




               (iii)  Each Grantor hereby assumes responsibility

     for keeping itself informed of the financial condition of

     the Borrower, of any and all endorsers and/or other

     guarantors of any instrument or document evidencing all or any part of the Guaranteed Obligations and of all other

     circumstances bearing upon the risk of nonpayment of the

     Guaranteed Obligations or any part thereof that diligent

     inquiry would reveal and each Grantor hereby agrees that the

     Administrative Agent shall not have any duty to advise any

     Grantor of information known to the Administrative Agent

     regarding such condition or any such circumstances.



               (iv)  Each Grantor hereby agrees that any

     indebtedness of the Borrower now or hereafter owing to such

     Grantor is hereby subordinated to all of the Guaranteed

     Obligations, whether heretofore, now or hereafter created

     (the "Subordinated Debt"), and that without the prior
           -----------------
     consent of the Administrative Agent, the Subordinated Debt shall not be paid in whole or in part until the Guaranteed

     Obligations have been paid in full, the commitments of the

     Lenders to extend credit under the Credit Agreement have

     been terminated, no Letters of Credit are outstanding and

     the Credit Agreement has been terminated and is of no

     further force or effect, except that payments of principal and interest on the Subordinated Debt shall be permitted so long as no Potential Event of Default or Event of Default

     shall have occurred and be continuing to the extent such

     payments would not render the Borrower incapable of

     performing the Guaranteed Obligations.  No Grantor will

     accept any payment of or on account of any Subordinated Debt at any time in contravention of the foregoing.  At the

     request of the Administrative Agent, the Borrower shall pay to the Administrative Agent all or any part of the

     Subordinated Debt and any amount so paid to the

     Administrative Agent shall be applied to payment of the

     Guaranteed Obligations.  Each payment on the Subordinated

     Debt received in violation of any of the provisions hereof shall be deemed to have been received by the relevant

     Grantor as trustee for the Administrative Agent and shall be paid over to the Administrative Agent immediately on account of the Guaranteed Obligations, but without otherwise

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                            -8-


     affecting in any manner such Grantor's liability under any of the provisions of this Agreement.  Each Grantor agrees to file all claims against the Borrower in any bankruptcy or

     other proceeding in which the filing of claims is required by law in respect of any Subordinated Debt, and the

     Administrative Agent shall be entitled to all of such

     Grantor's right thereunder.  If for any reason the relevant

     Grantor fails to file such claim at least thirty (30) days prior to the last date on which such claim should be filed,

     the Administrative Agent, as such Grantor's

     attorney-in-fact, is hereby authorized to do so in such

     Grantor's name or, in the Administrative Agent's discretion,

     to assign such claim to and cause proof of claim to be filed in the name of the Administrative Agent or its nominee.  In all such cases, whether in administration, bankruptcy or

     otherwise, the person or persons authorized to pay such

     claim shall pay to the Administrative Agent the full amount payable on the claim in the proceeding, and, to the full

     extent necessary for that purpose, each Grantor hereby

     assigns to the Administrative Agent all such Grantor's

     rights to any payments or distributions to which such

     Grantor otherwise would be entitled.  If the amount so paid is greater than such Grantor's liability hereunder, the

     Administrative Agent will pay the excess amount to the party entitled thereto.  In addition, each Grantor hereby appoints the Administrative Agent as its attorney-in-fact to exercise all of such Grantor's voting rights in connection with any bankruptcy proceeding or any plan for the reorganization of the Borrower.



               (v)  Each Grantor shall comply with all covenants

     applicable to it under the Credit Agreement and shall

     otherwise take no action which will cause an Event of

     Default or Potential Event of Default under the Credit

     Agreement.  Each Grantor shall also cause the Borrower to

     comply with all covenants applicable to the Borrower under the Credit Agreement.




          (d)  Guarantee Absolute and Unconditional.  Each
               ------------------------------------
Grantor hereby agrees that its obligations under this Agreement are absolute and unconditional and shall not be discharged or otherwise affected as a result of:




               (i)  the invalidity or unenforceability of any

     security for or other guaranty of the Guaranteed Obligations or of any promissory note or other document (including,

     without limitation, the Credit Agreement) evidencing all or any part of the Guaranteed Obligations, or the lack of

     perfection or continuing perfection or failure of priority of any security for the Guaranteed Obligations or any other guaranty therefor;




               (ii)  the absence of any attempt to collect the

     Guaranteed Obligations from the Borrower or any other

     guarantor or other action to enforce the same;




               (iii)  failure by the Administrative Agent to take

     any steps to perfect and maintain any security interest in,

     or to preserve any rights to, any security or collateral for the Guaranteed Obligations or any other guaranty therefor;




               (iv)  the Administrative Agent's election, in any

     proceeding instituted under Chapter 11 of Title 11 of the
                                   s
     United States Code (11 U.S.C. s 101 et seq.) (the

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                                   -9-


     "Bankruptcy Code"), of the application of Section 1111(b)(2)
      ---------------                          ------------------
     of the Bankruptcy Code;



               (v)  any borrowing or grant of a security interest

     by the Borrower, as debtor-in-possession, or extension of

     credit, under Section 364 of the Bankruptcy Code;
                   -----------


               (vi)  the disallowance, under Section 502 of the
                                             -----------
     Bankruptcy Code, of all or any portion of the Administrative

     Agent's claim(s) for repayment of the Guaranteed

     Obligations;



               (vii)  any use of cash collateral under Section
                                                       -------
     363 of the Bankruptcy Code;
     ---


               (viii)  any agreement or stipulation as to the

     provision of adequate protection in any bankruptcy

     proceeding;



               (ix)  the avoidance of any lien in favor of the

     Administrative Agent for any reason;



               (x)  any bankruptcy, insolvency, reorganization,

     arrangement, readjustment of debt, liquidation or

     dissolution proceeding commenced by or against the Borrower,

     any Grantor or any other guarantor, maker or endorser,

     including without limitation, any discharge of, or bar or

     stay against collecting, all or any of the Guaranteed

     Obligations (or any interest thereon) in or as a result of any such proceeding;



               (xi)  failure by the Administrative Agent to file

     or enforce a claim against the Borrower or its estate in any bankruptcy or insolvency case or proceeding;



               (xii)  any action taken by the Administrative

     Agent that is authorized by this Agreement;



               (xiii)  any election by the Administrative Agent

     under Section 9-501(4) of the Uniform Commercial Code as
           ----------------
     enacted in any relevant jurisdiction as to any security for the Guaranteed Obligations or any guaranty of the Guaranteed

     Obligations; or



               (xiv)  any other circumstance which might

     otherwise constitute a legal or equitable discharge or

     defense of a guarantor.




          (e)  Reinstatement.  Each Grantor further agrees that,
               -------------
if any payment made by the Borrower or any other person and

applied to the Guaranteed Obligations is at any time annulled,

set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or the proceeds of any Collateral are required to be returned by the

Administrative Agent, any of the Lenders, any Issuing Bank, the

Arranger or either Syndication Agent to the Borrower, its estate,

trustee, receiver or any other party, including, without

limitation, any Grantor, under any bankruptcy law, state or

federal law, common law or equitable cause, then, to the extent of such payment or repayment, each Grantor's liability hereunder

===================================================================
                             -10-


(and any lien, security interest or other collateral securing such liability) shall be and remain in full force and effect, as fully as if such payment had never been made, or, if prior

thereto this Agreement shall have been cancelled or surrendered

(and if any lien, security interest or other collateral securing any Grantor's liability hereunder shall have been released or terminated by virtue of such cancellation or surrender), this

Agreement (and such lien, security interest or other collateral)

shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, release, discharge,

impair or otherwise affect the obligations of any Grantor in respect of the amount of such payment (or any lien, security interest or other collateral securing such obligation).



          (f) Payment. Each Grantor further agrees to pay all
              -------
costs and expenses upon demand including, without limitation, all court costs and reasonable attorneys' fees and expenses paid or incurred by the Administrative Agent (i) in endeavoring to

collect all or any part of the Guaranteed Obligations after the same become due and owing from, or in prosecuting any action against, any Grantor or any other guarantor of all or any part of the Guaranteed Obligations or (ii) in endeavoring to realize upon

(whether by judicial, non-judicial or other proceedings) any

Collateral or any other collateral securing any Grantor's

liabilities under this Agreement.




          Section 3.  Grant of Security.  To secure the prompt
                      -----------------
and complete payment, observance and performance when due

(whether at the stated maturity, by acceleration or otherwise) of all the Guaranteed Obligations and all other obligations of any

Grantor, each Grantor hereby assigns and pledges to the

Administrative Agent, and hereby grants to the Administrative

Agent, for its benefit and the benefit of the Lenders, the

Issuing Banks, the Arranger and the Syndication Agents, a

security interest in, all of its right, title and interest in and to the following, whether now owned or existing or hereafter arising or acquired and wheresoever located (collectively, the

"Collateral"):
 ----------


          (a)  all Accounts;



          (b)  all Equipment;



          (c)  all General Intangibles;



          (d)  all Inventory;



          (e)  all Chattel Paper, Instruments, Investment

Property and Documents; and



          (f)  all Other Property;



together, in each instance, with all accessions and additions thereto, substitutions therefor, and replacements, proceeds and products thereof; provided, however, that the foregoing grant of
                  -----------------
a security interest shall not include a security interest in any lease and any property subject to an enforceable lease which by its terms expressly prohibits the right of the Grantor to grant a security interest in such lease or property.  Each Grantor agrees to use its commercially reasonable efforts to ensure that no future lease contains any restrictions on such Grantor's right to grant a security interest in any equipment placed on the leased premises.

================================================================

          Section 4.  Representations and Warranties.
                      -------------------------------

          (a)  Credit Agreement.  Each Grantor hereby represents
               ----------------
and warrants to the Administrative Agent that each representation and warranty made by Borrower in Article V of the Credit
                                 ---------
Agreement applicable to such Grantor is true and correct, which representations and warranties (except such representations and warranties which are expressly made as of a different date) shall survive the execution and delivery of this Agreement, and shall,

except to the extent that the same have been modified by a

writing delivered to and accepted in writing by the

Administrative Agent, and, other than with respect to changes permitted or contemplated by the Credit Agreement, continue to be true and correct on the date of each Loan, and on the date of issuance of each Letter of Credit.




          (b)  Perfected First Priority Liens.  This Agreement
               ------------------------------
creates a valid security interest in the Collateral (other than the Pledged Collateral), securing the payment of the Guaranteed

Obligations, and all filings and other actions necessary or

desirable to perfect such security interest under the Uniform

Commercial Code as enacted in each relevant jurisdiction have been duly taken or will be duly taken not later than five

Business Days after the date hereof (all such actions being the filing of financing statements in the filing offices listed on

Annex III hereto).  The pledge and delivery of the Pledged
---------
Collateral pursuant to this Agreement and all other filings and other actions taken by any Grantor to perfect such security

interest prior to the date hereof, create a valid and perfected first priority security interest in the Pledged Collateral,

securing the payment of the Guaranteed Obligations except for

Pledged Collateral consisting of checks and drafts received in the ordinary course of business with respect to which the

Administrative Agent has not at any time requested possession and which are not a material portion of the Personal Property

Collateral, either singly or in the aggregate.



          (c) Equipment; Chief Executive Office.   As of the date
              ---------------------------------
of this Agreement, the locations listed on Annex II to this
                                           --------
Agreement constitute all locations at which its Inventory (other than raw materials and work in process) or Equipment is located,

except for (i) Inventory or Equipment temporarily in transit from one location listed on such Annex to another location listed on such Annex or (ii) Inventory or Equipment in transit with common or other carriers to a location listed on such Annex.  As of the date of this Agreement, the chief place of business and chief executive office of each Grantor are located at the address first specified in the preamble hereto for such Grantor.




          (d)  Title; No Other Liens.  Each Grantor also
               ---------------------
represents and warrants as follows:



          (i)  Each Grantor is the legal and beneficial owner of

     the Collateral free and clear of all liens, security inter ests or other encumbrances, except (other than in respect of

     Pledged Collateral described in (iii) below) as expressly

     permitted by Section 8.02(b)  of the Credit Agreement.  For
                  ---------------
     the past five years, each Grantor has conducted business

     only under its own corporate name and not under any trade

     name or other name.

=================================================================

          (ii)  Each Grantor has exclusive possession and control

     of the Inventory (other than raw materials and work in

     process) and Equipment, except for (A) Inventory and

     Equipment in the possession and control of such Grantor's

     lessees and licensees under written lease and license

     agreements entered into in the ordinary course of business and consistent with past practice and (B) Inventory and

     Equipment in transit with common or other carriers.




          (iii)  The Pledged Shares have been duly authorized and

     validly issued and are fully paid and non-assessable.  The

     Pledged Debt of each Grantor's Subsidiaries (if any), and,

     to the best of each Grantor's knowledge, all other Pledged

     Debt, has been duly authorized, issued and delivered, and is the legal, valid, binding and enforceable obligation of the issuers thereof.



          (iv)  The Pledged Shares indicated on Annex I-A hereto
                                                ---------
     constitute all of the shares held by each Grantor of the

     respective issuers thereof and constitute 65% of all of the shares of stock of the respective issuers who are Foreign

     Subsidiaries.  The Pledged Shares and the Pledged Debt

     constitute all of the Pledged Collateral except for Pledged

     Collateral consisting of checks and drafts received in the ordinary course of business and with respect to which the

     Administrative Agent has not at any time requested

     possession and which are not a material portion of the

     Collateral under this Agreement (the "Personal Property
                                           -----------------
     Collateral"), either singly or in the aggregate.
     ----------



          (v)  Other than filings with the United States Patent

     and Trademark Office, filings and registrations with the

     United States Copyright Office and filings under the Uniform

     Commercial Code in effect in each relevant jurisdiction, no authorization, approval or other action by, and no notice to or filing with, any federal, state or local governmental

     authority in the United States that have not already been

     taken or made and which are in full force and effect, is

     required (A) for the pledge by each Grantor of the Pledged

     Collateral or for the grant by each Grantor of the security interest in the Collateral granted hereby or for the

     execution, delivery or performance of this Agreement by such

     Grantor, (B) for the exercise by the Administrative Agent of the voting or other rights provided in this Agreement with respect to the Pledged Collateral or the remedies in respect of the Pledged Collateral pursuant to this Agreement (except as may be required in connection with the disposition

     thereof by laws affecting the offering and sale of

     securities generally), or (C) for the exercise by the

     Administrative Agent of any of its other rights or remedies hereunder.



          (e)  Accounts.  (i)  No amount payable to any Grantor
               --------
under or in connection with any Account is evidenced by any

"instrument" or "chattel paper", as such terms are defined in the

UCC, which has not been delivered to the Administrative Agent.




          (ii)  The amounts represented by any Grantor to the

     Lenders from time to time as owing to such Grantor in

     respect of the Accounts will at such times be accurate.




          Section 5.  Covenants.  Each Grantor covenants and
                      ---------
agrees with the Administrative Agent and the Lenders that, from and after the date of this Agreement until the Obligations shall

==================================================================
have been paid in full, no Letter of Credit shall be outstanding and the Commitments shall have terminated:



          (a)  Pledged Collateral.
               ------------------


               (i) All certificates, notes and other instruments

     representing or evidencing the Pledged Shares or the Pledged

     Debt and all other instruments now owned or at anytime

     hereafter acquired by any Grantor other than any Excluded

     Notes (collectively, the "Pledged Collateral") shall be
                               ------------------
     delivered to and held by or on behalf of the Administrative

     Agent pursuant hereto (except as otherwise provided in the last sentence of Section 4(b) hereof) and shall be in
                      ------------
     suitable form for transfer by delivery, or shall be

     accompanied by duly executed instruments of transfer or

     assignments in blank, all in form and substance satisfactory to the Administrative Agent.  Upon the occurrence and during the continuance of an Event of Default, the Administrative

     Agent shall have the right, at any time in its discretion

     and without notice to any Grantor, to transfer to or to

     register in the name of the Administrative Agent or any

     nominee of the Administrative Agent any or all of the

     Pledged Collateral, subject only to the revocable rights

     specified in Section 5(c) hereof.  In addition, upon the
                  ------------
     occurrence and during the continuance of an Event of

     Default, the Administrative Agent shall have the right at

     any time to exchange certificates or instruments

     representing or evidencing Pledged Collateral for

     certificates or instruments of smaller or larger

     denominations.




               (ii)  Each Grantor agrees that it will (A) cause

     each issuer of the Pledged Shares subject to its control not to issue any stock or other securities in addition to or in substitution for the Pledged Shares issued by such issuer,

     except to such Grantor or as otherwise permitted under the

     Credit Agreement, and (B) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and

     all additional shares of stock or other securities of each issuer of the Pledged Shares.  Each Grantor hereby

     authorizes the Administrative Agent to modify this Agreement by amending Annex I to include such additional shares or
                 -------
     other securities.



          (b)  Maintenance of Perfected Security Interest;
               ------------------------------------------
Further Assurances.
------------------


          (i)  Each Grantor agrees that from time to time, at its

     own expense, such Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the

     Administrative Agent may reasonably request, in order to

     perfect and protect any security interest granted or

     purported to be granted hereby or to enable the

     Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral; provided,
                                                        --------
     however, that such Grantor shall in no event be required to
     -------
     execute any leasehold mortgage with respect to any lease.

     Without limiting the generality of the foregoing, at the

     request of the Administrative Agent, each Grantor shall: (A)

     if an Event of Default shall have occurred and be

     continuing, mark conspicuously each document included in the

     Collateral at the request of the Administrative Agent made at any time, and whether or not an Event of Default shall

     have occurred, mark each of its records pertaining to the

     Collateral with a legend, in form and substance satisfactory

     ===============================================================
                                    -14-


     to the Administrative Agent, indicating that such document or Collateral is subject to the security interest granted

     hereby; (B) execute and file such financing or continuation statements, or amendments thereto, and such other

     instruments or notices, as may be necessary or desirable, or as the Administrative Agent may reasonably request, in order to perfect and preserve the security interests granted or

     purported to be granted hereby; and (C) in the case of

     investment property and any other relevant Collateral,

     taking any actions necessary to enable the Administrative

     Agent to obtain "control" (within the meaning of the

     applicable Uniform Commercial Code) with respect thereto.

     Each Grantor shall maintain the security interest created by this Agreement as a perfected security interest and shall

     defend such security interest against the claims and demands of all Persons whomsoever.




          (ii)  Each Grantor hereby authorizes the Administrative

     Agent to file one or more financing or continuation

     statements, and amendments thereto, relative to all or any part of the Collateral without the signature of the relevant

     Grantor where permitted by law.  A carbon, photographic or other reproduction of this Agreement or any financing

     statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by

     law.



          (iii)  Each Grantor shall furnish to the Administrative

     Agent from time to time statements and schedules further

     identifying and describing the Collateral and such other

     reports in connection with the Collateral as the

     Administrative Agent may request, all in reasonable detail.




          (c)  As to Inventory, Equipment and Accounts.  Each
               ---------------------------------------
Grantor shall:




          (i)  Keep the Inventory and Equipment (other than raw

     materials and work in process and Inventory sold in the

     ordinary course of business and Equipment sold in accordance with Section 8.02 of the Credit Agreement) at the places
          ------------
     specified in Section 4(c) hereof and deliver written notice
                  ------------
     to the Administrative Agent at least 30 days prior to

     establishing any other location at which it reasonably

     expects to maintain Inventory (other than raw materials and work in process) or Equipment in which jurisdiction all

     action required by Section 5(c) hereof shall have been taken
                        ------------
     with respect to all such Inventory or Equipment, as the case may be, in order to perfect the security interest granted

     therein under this Agreement.




          (ii)  Maintain or cause to be maintained in good

     repair, working order and condition, excepting ordinary wear and tear and damage due to casualty, all of the Inventory or

     Equipment, and make or cause to be made all appropriate

     repairs, renewals and replacements thereof, to the extent

     not obsolete and consistent with past practice of the each

     Grantor, as quickly as practicable after the occurrence of any loss or damage thereto which are necessary or desirable to such end.  Each Grantor shall promptly furnish to the

     Administrative Agent a statement respecting any material

     loss or damage as a result of a single occurrence to any of its Inventory or Equipment which has an aggregate fair

     market value exceeding $250,000.

=======================================================================
                                  -15-



          (iii)  No Grantor will, except upon 30 days' prior

     written notice to the Administrative Agent and delivery to the Administrative Agent of all additional executed

     financing statements and other documents reasonably

     requested by the Administrative Agent to maintain the

     validity, perfection and priority of the security interests provided for herein:



                    (A)  change its jurisdiction of organization

          or the location of its chief execute office or sole

          place of business from that referred to in Section 4(c)
                                                     ------------
          above.




                    (b)  change its name, identity or corporate

          structure to such an extent that any financing

          statement filed by the Administrative Agent in

          connection with this Agreement would become misleading.



          (d)  Additional Shares.  Each Grantor agrees that it
               -----------------
will (i) cause each issuer of the Pledged Shares subject to its control not to issue any stock or other securities in addition to or in substitution for the Pledged Shares issued by such issuer,

except to such Grantor or as otherwise permitted under the Credit

Agreement, and (ii) pledge, hereunder, immediately upon its

acquisition (directly or indirectly) thereof, any and all

additional shares of stock or other securities of each issuer of the Pledged Shares; provided that in no event shall the Grantor be required to pledge more than 65% of the shares of any Foreign

Subsidiary.  Each Grantor hereby authorizes the Administrative

Agent to modify this Agreement by amending Annex I-A to include such additional shares or other securities.




          Section 6.  Remedial Provisions.
                      -------------------

          (a)  Grantors Remain Liable.  (i)  Anything herein to
               ----------------------
the contrary notwithstanding, each Grantor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform its duties and

obligations thereunder to the same extent as if this Agreement had not been executed, (ii) the exercise by the Administrative

Agent of any of its rights hereunder shall not release any

Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral (except to the extent that such exercise prevents such Grantor from satisfying such duties and obligations), and (iii) the Administrative Agent shall not have any obligation or liability under the contracts and agreements included in the Collateral by reason of this

Agreement, nor shall the Administrative Agent be obligated to perform any of the obligations or duties of any Grantor

thereunder, to make any payment, to make any inquiry as to the nature or sufficiency of any payment received by such Grantor or the sufficiency of any performance by any party under any such contract or agreement or to take any action to collect or enforce any claim for payment assigned hereunder.




          (b)  As to the Pledged Collateral.
               ----------------------------


          (i)  So long as no Event of Default shall have occurred

     and be continuing:



                         (A)  Each Grantor and not the

          Administrative Agent shall be entitled to exercise any

          and all voting and other rights of consent or approval

========================================================================
                              -16-


          pertaining to the Pledged Collateral or any part

          thereof for any purpose not inconsistent with the terms

          of this Agreement or the Credit Agreement; provided,
                                                     --------
          however, that no Grantor shall exercise or refrain from
          -------
          exercising any such right without the consent of the

          Administrative Agent if such action or inaction would

          have a material adverse effect on the value of the

          Pledged Collateral or the benefits to the

          Administrative Agent, the Lenders, the Issuing Banks,

          the Arranger and the Syndication Agents, including,

          without limitation, the validity, priority or

          perfection of the security interest granted hereby or

          the remedies of the Administrative Agent hereunder.




                         (B)  Each Grantor and not the

          Administrative Agent shall be entitled to receive and

          retain any and all dividends and interest paid in

          respect of the Pledged Collateral; provided, however,
                                             --------  -------
          that any and all



                                   (I)  dividends and interest

               paid or payable other than in cash in respect of,

               and instruments and other property received,

               receivable or otherwise distributed in respect of,

               or in exchange for, any Pledged Collateral,



                                   (II)  dividends and other

               distributions paid or payable in cash in respect

               of any Pledged Collateral consisting of stock of

               any Subsidiary of any Grantors and dividends and

               other distributions paid or payable in cash in

               respect of any other Pledged Collateral, in each

               case, in connection with a partial or total

               liquidation or dissolution or in connection with a

               reduction of capital, capital,surplus or

               paid-in-surplus, and




                                   (III)  cash paid, payable or

               otherwise distributed in respect of principal of,

               or in redemption of, or in exchange for, any

               Pledged Collateral,




               shall forthwith be delivered to the Administrative

          Agent, in the case of (I) above, to hold as Pledged

          Collateral and shall, if received by such Grantor, be

          received in trust for the benefit of the Administrative

          Agent, the Lenders, the Issuing Banks, the Arranger and

          the Syndication Agents, be segregated from the other

          property or funds of such Grantor, and be forthwith

          delivered to the Administrative Agent, as Pledged

          Collateral in the same form as so received (with any

          necessary indorsement) and, in the case of (II) and

          (III) above, to the extent required under the terms of

          the Credit Agreement, shall forthwith be delivered to

          the Administrative Agent to be applied to the

          Guaranteed Obligations in such order as provided in

          Section 2.05(b) of the Credit Agreement.
          ---------------



                         (C)  The Administrative Agent shall

          promptly execute and deliver (or cause to be executed

          and delivered) to any Grantor all such proxies and

          other instruments as such Grantor may reasonably

          request for the purpose of enabling such Grantor to

          exercise the voting and other rights which it is

====================================================================

                                   -17-


          entitled to exercise pursuant to paragraph (A) above

          and to receive the dividends or interest payments which

          it is authorized to receive and retain pursuant to

          paragraph (B) above.




          (ii)  Upon the occurrence and during the continuance of

     an Event of Default and at the Administrative Agent's

     option:




                         (A)  All rights of each Grantor to

          exercise the voting and other rights of consent or

          approval which it would otherwise be entitled to

          exercise pursuant to Section 6(b)(ii)(A) hereof and to
                               -------------------
          receive the dividends and interest payments which it

          would otherwise be authorized to receive and retain

          pursuant to Section 6(b)(ii)(B) hereof shall cease, and
                      -------------------
          all such rights shall thereupon become vested in the

          Administrative Agent, who shall thereupon have the sole

          right to exercise such voting and other rights of

          consent or approval and to receive and hold as Pledged

          Collateral such dividends and interest payments.




                         (B)  All dividends and interest payments

          which are received by any Grantor contrary to the

          provisions of paragraph (A) of this Section 6(b)(i(B)
                                              -----------------
          hereof shall be received in trust for the benefit of

          the Administrative Agent, the Lenders, the Issuing

          Banks, the Arranger and the Syndication Agents and

          shall be segregated from other funds of such Grantor

          and shall be forthwith paid over to the Administrative

          Agent as Pledged Collateral in the same form as so

          received (with any necessary indorsement).




          (c)  Remedies.  If any Event of Default shall have
               --------
occurred and be continuing:



          (i)  The Administrative Agent may exercise in respect

     of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the

     rights and remedies of a secured party upon default under

     the UCC (whether or not the UCC applies to the affected

     Collateral) and also may (A) require each Grantor to, and

     each Grantor hereby agrees that it will at its expense and upon request of the Administrative Agent forthwith, assemble all or any part of the Collateral as directed by the

     Administrative Agent and make it available to the

     Administrative Agent at a place to be designated by the

     Administrative Agent which is reasonably convenient to both parties and (B) without notice except as specified below,

     sell, lease, assign, grant an option or options to purchase or otherwise dispose of the Collateral or any part thereof in one or more parcels at public or private sale, at any

     exchange, broker's board or at any of the Administrative

     Agent's offices or elsewhere, for cash, on credit or for

     future delivery, and upon such other terms as may be

     commercially reasonable.  The Administrative Agent may be

     the purchaser of any or all of the Collateral so sold at any public sale (or, if the Collateral is of a type customarily sold in a recognized market or is of a type which is the

     subject of widely distributed standard price quotations, at any private sale) and thereafter hold the same, absolutely,

     free from any right or claim of whatsoever kind.  The

     Administrative Agent is authorized, at any such sale, if it deems it advisable so to do, to restrict the prospective

     bidders or purchasers of any of the Pledged Collateral to

     persons who will represent and agree that they are

     purchasing for their own account for investment, and not

     with a view to the distribution or sale of any Pledged

=====================================================================
                                  -18-


     Collateral, and to take such other actions as it may deem

     appropriate to exempt the offer and sale of the Collateral from any registration requirements of state or federal

     securities laws (including, if it deems it appropriate,

     actions to comply with Regulation D of the Securities and

     Exchange Commission under the Securities Act of 1933, as

     from time to time amended (the "Securities Act")).  To the
                                     --------------
     extent permitted by law, each Grantor hereby specifically

     waives all rights of redemption, stay or appraisal which it has or may have under any rule of law or statute now

     existing or hereafter in force.  Each Grantor agrees that,

     to the extent notice of sale shall be required by law, at

     least ten days' written notice to such Grantor of the time and place of any public sale or the time after which any

     private sale is to be made shall constitute reasonable

     notification.  The Administrative Agent shall not be

     obligated to make any sale of Collateral regardless of

     notice of sale having been given.  The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and

     place to which it was so adjourned.  In case of any sale of all or any part of the Collateral on credit or for future

     delivery, the Collateral so sold may be retained by the

     Administrative Agent until the selling price is paid by the purchaser thereof, but the Administrative Agent shall not

     incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may again be sold upon like notice.  The Administrative Agent instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the security interests herein granted and sell the Collateral, or any

     portion thereof, under a judgment or decree of a court or

     courts of competent jurisdiction.




          (ii)  Any cash held by the Administrative Agent as

     Collateral and all cash proceeds received by the

     Administrative Agent in respect of any sale of, collection from, or other realization upon all or any part of the

     Collateral may, in the discretion of the Administrative

     Agent, be held by the Administrative Agent as Collateral

     for, and/or then or at any time thereafter applied against

     (after payment of any amounts payable to the Administrative

     Agent pursuant to Section 8(b) hereof) in whole or in part
                       ------------
     by the Administrative Agent, for the benefit of the

     Administrative Agent, the Lenders and the Issuing Banks, all

     or any part of the Guaranteed Obligations in such order as is provided in Section 2.05(b) of the Credit Agreement.  Any surplus of such cash or cash proceeds held by the

     Administrative Agent and remaining after payment in full of all the Guaranteed Obligations under this Agreement, the

     expiration or termination of all outstanding Letters of

     Credit and the termination of the commitments of the Lenders to extend credit under the Credit Agreement shall be

     promptly paid over to the relevant Grantor or to whomsoever may be lawfully entitled to receive such surplus.



          (iii)  Subject to Section 7.06 of the Credit Agreement,

     the Administrative Agent shall have the right to make test verifications of the Accounts in any manner and through any medium that it reasonably considers advisable, and the

     Grantor shall furnish all such assistance and information as the Administrative Agent may require in connection with such test verifications.  Subject to Section 7.06 of the Credit

     Agreement, at any time and from time to time, upon the

     Administrative Agent's request and at the expense of the

     ==============================================================

                                  -19-


     Grantor, the Grantor shall cause independent public

     accountants or others satisfactory to the Administrative

     Agent to furnish to the Administrative Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Accounts.



          (iv)  At any time after the occurrence and during the

     continuance of an Event of Default, the Grantor hereby

     authorizes the Administrative Agent to collect the Grantor's

     Accounts.  If required by the Administrative Agent at any

     time after the occurrence and during the continuance of an

     Event of Default, any payments of Accounts, when collected by any Grantor, (A) shall be forthwith (and, in any event,

     within two Business Days) deposited by the Grantor in the

     exact form received, duly indorsed by such Grantor to the

     Administrative Agent if required, in a Collateral Account

     maintained under the sole dominion and control of the

     Administrative Agent, subject to withdrawal by the

     Administrative Agent for the account of the Lenders only as provided herein, and (B) until so turned over, shall be held by the Grantor in trust for the Administrative Agent, the

     Lenders, the Issuing Banks, the Arranger and the Syndication

     Agents, segregated from other funds of the Grantor.  Each

     such deposit of proceeds of Accounts shall be accompanied by a report identifying in reasonable detail the nature and

     source of the payments included in the deposit.




          (v)  At the Administrative Agent's request, the Grantor

     shall deliver to the Administrative Agent all original and other documents (other than register tapes) evidencing, and relating to, the agreements and transactions which gave rise to the Accounts, including, without limitation, all original orders, invoices and shipping receipts.




          (vi)  The Administrative Agent in its own name or in

     the name of others may at any time after the occurrence and during the continuance of an Event of Default communicate

     with obligors under the Accounts to verify with them to the

     Administrative Agent's satisfaction the existence, amount

     and terms of any Accounts.




          (vii)  Upon the request of the Administrative Agent at

     any time after the occurrence and during the continuance of an Event of Default, the Grantor shall notify obligors on

     the Accounts that the Accounts have been assigned to the

     Administrative Agent for the ratable benefit of the Lenders and that payments in respect thereof shall be made directly to the Administrative Agent.



          (d)  Registration Rights.
               -------------------


          (i)  If the Administrative Agent shall determine to

     exercise its right to sell all or any of the Pledged

     Collateral pursuant to Section 6(c) hereof, each Grantor
                            ------------
     agrees that, upon request of the Administrative Agent, the relevant Grantor will, at its own expense:




                         (A)  execute and deliver, and cause each

          issuer of the Pledged Collateral which is a Subsidiary

          contemplated to be sold and the directors and officers

          thereof to execute and deliver, all such instruments

          and documents, and do or cause to be done all such

=================================================================
                                  -20-


          other acts and things, as may be necessary or, in the

          opinion of the Administrative Agent, advisable to

          register such Pledged Collateral under the provisions

          of the Securities Act, and to cause the registration

          statement relating thereto to become effective and to

          remain effective for such period as prospectuses are

          required by law to be furnished, and to make all

          amendments and supplements thereto and to the related

          prospectus which, in the opinion of the Administrative

          Agent, are necessary or advisable, all in conformity

          with the requirements of the Securities Act and the

          rules and regulations of the Securities and Exchange

          Commission applicable thereto;




                         (B)  use its best efforts to qualify the

          Pledged Collateral under the state securities or "Blue

          Sky" laws and to obtain all necessary approvals of all

          Governmental Authorities for the sale of the Pledged

          Collateral, as requested by the Administrative Agent;




                         (C)  cause each such issuer to make

          available to its security holders, as soon as

          practicable, an earnings statement which will satisfy

          the provisions of Section 11(a) of the Securities Act;
                            -------------
          and



                         (D)  do or cause to be done all such

          other acts and things as may be necessary to make such

          sale of the Pledged Collateral or any part thereof

          valid and binding and in compliance with applicable

          law.




          (ii)  Determination by the Administrative Agent to

     exercise its right to sell any or all of the Pledged

     Collateral pursuant to Section 6(c) hereof without making a
                            ------------
     request of the relevant Grantor pursuant to Section 6(d)(i)
                                                 ---------------
     hereof shall not by the sole fact of such sale be deemed to be commercially unreasonable.




          (e)  Default, Remedies.
               -----------------


          (i)  The obligations of each Grantor hereunder are

     independent of and separate from the Guaranteed Obligations and the obligations of any other guarantor of the Guaranteed

     Obligations.  If any of the Guaranteed Obligations are not

     paid when due, or upon any Event of Default or any default by the Borrower as provided in any other instrument or

     document evidencing all or any part of the Guaranteed

     Obligations, the Administrative Agent may, at its sole

     election, proceed directly and at once, without notice,

     against such Grantor to collect and recover the full amount or any portion of the Guaranteed Obligations, without first proceeding against the Borrower or any other guarantor of

     the Guaranteed Obligations, or against any Collateral for

     the Guaranteed Obligations under this Agreement or otherwise against any Collateral under any other Collateral Documents.




          (ii)  At any time after maturity of the Guaranteed

     Obligations, the Administrative Agent may, without notice to any Grantor and regardless of the acceptance of any security or collateral for the payment hereof, appropriate and apply toward the payment of the Guaranteed Obligations (A) any

     indebtedness due or to become due from the Administrative

====================================================================
                             -21-


     Agent to such Grantor and (B) any moneys, credits or other property belonging to such Grantor at any time held by or

     coming into the possession of the Administrative Agent or

     any of its affiliates.




          (iii)  Each Grantor hereby authorizes and empowers the

     Administrative Agent, in its sole discretion, without any

     notice (except notices required by law to the extent such

     notice as a matter of law may not be waived) or demand to

     any Grantor whatsoever and without affecting the liability of any Grantor hereunder, to exercise any right or remedy

     which the Administrative Agent may have available to it,

     including but not limited to, foreclosure by one or more

     judicial or nonjudicial sales, and each Grantor hereby

     waives any defense to the recovery by the Administrative

     Agent against such Grantor of any deficiency after such

     action, notwithstanding any impairment or loss of any right of reimbursement, contribution, subrogation or other right or remedy against the Borrower, or any other guarantor,

     maker or endorser, or against any security for the

     Guaranteed Obligations or for any guaranty of the Guaranteed

     Obligations.  No exercise by the Administrative Agent of,

     and no omission of the Administrative Agent to exercise, any power or authority recognized herein and no impairment or

     suspension of any right or remedy of the Administrative

     Agent against any Grantor, any other guarantor, maker or

     endorser or any security shall in any way suspend,

     discharge, release, exonerate or otherwise affect any of

     such Grantor's obligations hereunder or give to such Grantor any right of recourse against the Administrative Agent, the

     Lenders or the Issuing Banks.




          (iv)  Each Grantor consents and agrees that the

     Administrative Agent shall not be under any obligation to

     make any demand upon or pursue or exhaust any of its rights or remedies against the Borrower or any guarantor or others with respect to the payment of the Guaranteed Obligations,

     or to pursue or exhaust any of its rights or remedies with respect to any security therefor, or any direct or indirect guaranty thereof or any security for any such guaranty, or to marshal any assets in favor of any Grantor or against or in payment of any or all of the Guaranteed Obligations or to resort to any security or any such guaranty in any

     particular order, and all of its rights hereunder and under the other Loan Documents shall be cumulative.  Each Grantor hereby agrees to waive, and does hereby absolutely and

     irrevocably waive and relinquish the benefit and advantage of, and does hereby covenant not to assert against the

     Administrative Agent any valuation, stay, appraisal,

     extension or redemption laws now existing or which may

     hereafter exist which, but for this provision, might be

     applicable to any sale made under the judgment, order or

     decree of any court, or privately under the power of sale

     conferred by this Agreement.  Without limiting the

     generality of the foregoing, each Grantor hereby agrees that it will not invoke or utilize any law which might cause

     delay in or impede the enforcement of the rights under this

     Agreement or any of the other Loan Documents.




          Section 7.  The Administrative Agent.
                      ------------------------

          (a)  The Administrative Agent Appointed
               ----------------------------------
Attorney-in-Fact.  Each Grantor hereby irrevocably appoints the
----------------
Administrative Agent such Grantor's attorney-in-fact, with full authority in the place and stead of such Grantor and in the name

=======================================================================
of such Grantor or otherwise, from time to time in the

Administrative Agent's discretion, to take, upon the occurrence and during the continuance of an Event of Default, any action and to execute any instrument which the Administrative Agent may deem necessary or advisable to accomplish the purposes of this

Agreement (subject to the rights of the relevant Grantor under

Section 6(b) hereof), including, without limitation:
------------



               (i)  to obtain and adjust insurance required to be

     paid to the Administrative Agent pursuant to Section 7.05 of the Credit Agreement, with the understanding that all

     insurance maintained by the Grantor with respect to the

     Collateral shall (i) provide that no cancellation, material reduction in amount or material change in coverage thereof shall be effective until at least 30 days after receipt by the Administrative Agent of written notice thereof, (ii)

     name the Administrative Agent as insured party or loss

     payee, (iii) if reasonably requested by the Administrative

     Agent, include a breach of warranty clause and (iv) be

     reasonably satisfactory in all other respects to the

     Administrative Agent,



               (ii)  to ask, demand, collect, sue for, recover,

     compromise, receive and give acquittance and receipts for

     moneys due and to become due under or in respect of any of the Collateral,



               (iii)  to receive, indorse, and collect any drafts

     or other instruments, documents and chattel paper, in

     connection with clause (i) above or (ii) above,




               (iv)  to sell or assign any Account upon such

     terms, for such amount and at such time or times as

     Administrative Agent deems advisable, to settle, adjust,

     compromise, extend or renew any Account or to discharge and release any Account,



               (v)  to file any claims or take any action or

     institute any proceedings which the Administrative Agent may deem necessary or desirable for the collection of any of the

     Collateral or otherwise to enforce the rights of the

     Administrative Agent with respect to any of the Collateral,

     and



               (vi)  to receive, indorse and collect all

     instruments made payable to any Grantor representing any

     dividend, interest payment or other distribution in respect of the Pledged Collateral or any part thereof and to give

     full discharge for the same.



          Nothing set forth in this Section 7 and no exercise by
                                    ---------
the Administrative Agent of the rights and powers granted in this

Section 7 shall limit or impair any Grantor's rights under
---------
Section 6(b) hereof.  Each Grantor hereby ratifies all that said
------------
attorneys shall lawfully do or cause to be done by virtue hereof.

All powers, authorizations and agencies contained in this

Agreement are coupled with an interest and shall be irrevocable until the Obligations are paid in full, no Letters of Credit are outstanding and the commitments of the Lenders to extend credit under the Credit Agreement are terminated.




          (b)  The Administrative Agent May Perform.  If any
               -------------------------------------
Grantor fails to perform any agreement contained herein, the

Administrative Agent, upon written notice to such Grantor if practicable, may itself perform, or cause performance of, such agreement, and the expenses of the Administrative Agent incurred

==================================================================
in connection therewith shall be payable by such Grantor under

Section 8(a) hereof.
------------



          (c)  The Administrative Agent's Duties.  The powers
               ---------------------------------
conferred on the Administrative Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon any of them, in the absence of willful misconduct or gross negligence, to exercise any such powers.  Except for the safe custody of any Collateral in its possession and the

accounting for moneys actually received by it hereunder, the

Administrative Agent shall have no duty as to any Collateral.

The Administrative Agent shall be deemed to have exercised

reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment

substantially equal to that which the Administrative Agent

accords its own property, it being understood that the

Administrative Agent shall be under no obligation to (i)

ascertain or take action with respect to calls, conversions,

exchanges, maturities, tenders or other matters relative to any

Pledged Collateral, whether or not the Administrative Agent has or is deemed to have knowledge of such matters, or (ii) take any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral, but may do so at its option, and all reasonable expenses incurred in connection

therewith shall be for the sole account of the relevant Grantor and shall be added to the Guaranteed Obligations.




          Section 8.  Miscellaneous.
                      -------------

          (a)  Expenses.  Each Grantor shall upon written demand
               --------
pay to the Administrative Agent the amount of any and all

expenses, including the fees and disbursements of its counsel and of any experts and agents, as provided in Section 12.03 of the
                                          -------------
Credit Agreement.



          (b)  Amendments, Etc.  No amendment or waiver of any
               ----------------
provision of this Agreement nor consent to any departure by any

Grantor herefrom shall in any event be effective unless the same shall be in writing and signed by the party to be charged

therewith, and they waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.



          (c)  Notices.  All notices and other communications
               -------
provided for hereunder shall be given in the manner set forth in the Credit Agreement and to the address first above written or,

as to each party, at such other address as may be designated by such party in a written notice to the other party.




          (d)  Continuing Security Interest; Termination.
               -----------------------------------------


          (i)  This Agreement shall create a continuing security

     interest in the Collateral and shall (A) remain in full

     force and effect until payment in full of the Guaranteed

     Obligations, the termination of the commitments of the

     Lenders to extend credit under the Credit Agreement, the

     expiration or termination of all Letters of Credit and the termination of the Credit Agreement, (B) be binding upon

     each Grantor, its successors and assigns and (C) except to the extent that the rights of any transferor or assignor are limited by Section 12.01 (concerning assignments) of the
                -------------

====================================================================

     Credit Agreement, inure, together with the rights and

     remedies of the Administrative Agent hereunder, to the

     benefit of the Administrative Agent, the Lenders, the

     Issuing Banks, the Arranger and the Syndication Agents

     subject to the terms and conditions of the Credit Agreement.

     Without limiting the generality of the foregoing clause (C),

     any Lender may assign or otherwise transfer any interest in any Loan owing to such Lender to any other Person, and such other Person shall thereupon become vested with all the

     benefits in respect thereof granted to the Administrative

     Agent herein or otherwise, subject, however, to the

     provisions of Section 12.01 (concerning assignments) of the
                   -------------
     Credit Agreement.  Nothing set forth herein or in any other

     Loan Document is intended or shall be construed to give any

     Grantor's successors and assigns any right, remedy or claim under, to or in respect of this Agreement, any other Loan

     Document or any Collateral.  Each Grantor's successors and assigns shall include, without limitation, a receiver,

     trustee or debtor-in-possession thereof or therefor.



          (ii)  Upon the payment in full of the Guaranteed

     Obligations, the termination of the commitments of the

     Lenders to extend credit under the Credit Agreement and the termination of the Credit Agreement, the security interest granted hereby shall terminate and all rights to the

     Collateral shall revert to the relevant Grantor.  Upon any such termination, the Administrative Agent shall promptly

     return to the relevant Grantor, at such Grantor's expense,

     such of the Collateral held by the Administrative Agent as shall not have been sold or otherwise applied pursuant to

     the terms hereof.  The Administrative Agent will, at such

     Grantor's expense, execute and deliver to such Grantor such other documents as such Grantor shall reasonably request to evidence such termination.



          (iii)  Upon any release of the Administrative Agent's

     security interest in any part of the Collateral expressly

     required to be given by the Administrative Agent pursuant to

     Section 11.12(c) of the Credit Agreement, the Administrative
     ----------------
     Agent shall execute and deliver to each Grantor, at such

     Grantor's expense, all termination statements, assignments and other documents and instruments as may be necessary or desirable to release fully the security interest in such

     Collateral granted hereby; provided, however, that (i) the
                                --------  -------
     Administrative Agent shall not be required to execute any

     such documents on terms which, in the Administrative Agent's opinion, would expose the Administrative Agent to liability or create any obligation or entail any consequence other

     than the release of such security interests without recourse or warranty, and (ii) such release shall not in any manner discharge, affect or impair the Guaranteed Obligations or

     any security interests, liens or other encumbrances upon (or obligations of such Grantor in respect of) all interests

     retained by such Grantor, including, without limitation, the proceeds of any sale, all of which shall continue to

     constitute part of the Collateral.




          (e)  Additional Grantors.  Each Subsidiary of the
               -------------------
Borrower that is required to become a party to this Agreement pursuant to Section 7.10 of the Credit Agreement shall become a
            ------------
Grantor for all purposes of this Agreement upon execution and delivery by such Subsidiary of an Assumption Agreement in the form of Annex IV hereto.


===============================================================
                              -25-



          (f)  Applicable Law; Severability.  This Agreement
               ----------------------------
shall be construed in all respects in accordance with, and

governed by, the laws of the State of New York.  Whenever

possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be

ineffective only to the extent of such prohibition or invalidity,

without invalidating the remainder of such provisions or the remaining provisions of this Agreement.



          (g)  Consent to Jurisdiction and Service of Process;
               -----------------------------------------------
Waiver of Jury Trial.  ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST

ANY PARTY HERETO WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN

ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE

OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT,

EACH PARTY HERETO ACCEPTS, FOR ITSELF IN AND IN CONNECTION WITH

ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE

JURISDICTION OF THE AFORESAID COURTS, AND IRREVOCABLY AGREES TO

BE BOUND BY ANY FINAL JUDGMENT RENDERED THEREBY IN CONNECTION

WITH THIS AGREEMENT FROM WHICH NO APPEAL HAS BEEN TAKEN OR IS

AVAILABLE.  EACH PARTY HERETO IRREVOCABLY CONSENTS TO THE SERVICE

OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION

OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR

CERTIFIED MAIL, POSTAGE PREPAID, TO ITS NOTICE ADDRESS SPECIFIED

ON THE FIRST PAGE HEREOF, SUCH SERVICE TO BECOME EFFECTIVE TEN

(10) DAYS AFTER SUCH MAILING.  EACH OF THE GRANTORS AND, BY

ACCEPTANCE HEREOF, THE ADMINISTRATIVE AGENT, THE ARRANGER, THE

SYNDICATION AGENTS AND THE LENDERS, IRREVOCABLY WAIVES (i) TRIAL

BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS

AGREEMENT, AND (ii) ANY OBJECTION (INCLUDING WITHOUT LIMITATION,

ANY OBJECTION OF THE LAYING OF VENUE OR BASED ON THE GROUNDS OF

FORUM NON CONVENIENS) WHICH IT MAY NOW OR HEREAFTER HAVE TO THE
--------------------
BRINGING OF ANY SUCH ACTION OR PROCEEDING WITH RESPECT TO THIS

AGREEMENT IN ANY JURISDICTION SET FORTH ABOVE.  NOTHING HEREIN

SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER

PERMITTED BY LAW.


================================================================
                          -26-


          IN WITNESS WHEREOF, each Grantor has caused this

Agreement to be duly executed and delivered by its officer

thereunto duly authorized as of the day first above written.




                                   ANNTAYLOR DISTRIBUTION
                                        SERVICES, INC.


                                   By:/s/ Walter J. Parks
                                     _________________________
                                   Name:  Walter J. Parks
                                   Title:  Senior Vice President-
                                          Chief Financial Officer


Agreed and accepted to as of
the date first above written:

BANK OF AMERICA NATIONAL TRUST AND
SAVINGS ASSOCIATION, as Administrative Agent


By: /s/ Dietmar Schiel
    -----------------------
Name:   Dietmar Schiel
Title:  Vice President